                                                               Exhibit 10.2


             [**] - Certain information omitted and filed separately
                        with the Commission pursuant to a
       confidential treatment request under Rule 24b-2 of the Commission.

                     FIRST AMENDMENT TO AGREEMENT LGC-A65-D

         This First Amendment to Agreement LGC-A65-D ("Amendment") is made effective as of the 12th day of July, 1996 ("Effective Date") by and between Lucent Technologies Inc., a Delaware corporation, having an address at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Company") and BroadBand Technologies, Inc., a Delaware corporation, having an address at 4024 Stirrup Creek Drive, Durham, North Carolina 27709-3737 ("Supplier").

                              W I T N E S S E T H:

         WHEREAS, Supplier and Company's predecessor-in-interest, AT&T Corp., entered into a certain Agreement LGC-A65-D dated as of November 1, 1995 (the "Agreement") which sets forth terms and conditions governing the purchase and sale of Supplier's products and services between the parties; and

         WHEREAS, by Notice of Assignment dated February 5, 1996, AT&T Corp. has assigned to Company all of its right, title and interest in and to the Agreement effective as of February 1, 1996; and

         WHEREAS, Company and Bell Atlantic Network Services, Inc. ("Bell Atlantic") have entered into a certain FSN Procurement Agreement, BC13760, dated as of the Effective Date (the "FSN Agreement"), whereby Company agrees to provide to Bell Atlantic and its affiliated entities certain products and services for a switched digital video system to be deployed by Bell Atlantic; and

         WHEREAS, the products and services to be furnished by Company to Supplier under the FSN Agreement include, without limitation, certain products [and services] to be provided by Supplier to Company; and

         WHEREAS, the parties desire to modify the Agreement and set forth in this Amendment terms and conditions under which Supplier shall sell to Company and Company may purchase from Supplier those products [and services] which are to be furnished to Bell Atlantic under the FSN Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Supplier and Company agree as follows:

1.       Scope of Amendment

         1.1 Except as mutually agreed by the parties in writing, this Amendment shall apply only to transactions between Supplier and Company for the purchase and sale of Material (as defined in Section 2 below) and related services to be provided to Bell Atlantic or the Bell Atlantic Affiliates under the FSN Agreement. Such Material and related services are hereby offered for sale by Supplier and may be purchased by Company as required for the FSN Agreement in accordance with the terms, conditions, and specifications of the Agreement, as modified and amended by this Agreement. In the event of a conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the parties agree that the terms and conditions of this Amendment shall supersede and prevail.

         1.2 Except to the extent provided in Article 4, this Amendment is a non-commitment agreement and Materials shall be furnished by Supplier on an as-ordered basis. Except as provided in Article 4 of this Amendment, the parties agree that nothing contained in this Amendment shall be deemed a commitment on behalf of Company to purchase from supplier any minimum quantities or dollar value of Materials; it being expressly understood and agreed that any obligation of Company to purchase Materials under this Agreement shall be contingent upon the corresponding purchase by Bell Atlantic of such Materials from Company under the FSN Agreement.

         1.3 Supplier agrees that all Material to be sold to Company under this Amendment shall comply in all respects with the specifications attached to the Agreement as Attachment A.

         1.4 The parties acknowledge that Company has delivered to Supplier a full and complete copy of the FSN Agreement. Supplier agrees to treat such copy in accordance with the confidentiality and non-disclosure provisions of this Amendment.


2.0      Definitions

         2.1 Except as expressly defined in this Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement. For all purposes of this Amendment, the term "Material" shall mean "MATERIAL" under the Agreement.

         2.2 For purposes of this Amendment, the following definitions shall apply:

         (a) "Access Subnetwork Equipment" or "ASE" means the SLC(R)-2000 Access System with FLX1* Switched Digital Video to be supplied by Company with the capability for switched digital video under the FSN Agreement.

         (b) "Additional Software" means all Software to be provided under this Amendment beyond Release 2.1.

         (c) "Alternative Performance Payment" means the amount payable by Bell Atlantic to Company under the FSN Agreement if Bell Atlantic fails to fulfill its purchase commitment to Company thereunder or if Bell Atlantic terminates the FSN Agreement under certain circumstances.

         (d) "Bell Atlantic Affiliate" means an entity that owns, directly or indirectly, a greater than fifty percent (50%) voting interest in Bell Atlantic ("Parent"), or any entity in which Bell Atlantic or its Parent owns, directly or indirectly, at least a fifty percent (50%) voting interest. The term shall also include those entities in which Bell Atlantic or its Parent own, directly or indirectly, a less than fifty percent (50%) but more than twenty percent (20%) voting interest ("Minority Owned Affiliates") and that are listed in Appendix J to the FSN Agreement, as modified and amended from time to time.

         (e) "Bell Atlantic Region" means any and all of the areas of New Jersey, Delaware, Pennsylvania, Maryland, West Virginia, Virginia, and the District of Columbia in which Bell Atlantic or any Bell Atlantic Affiliate provides service at any time during the Term.

         (f) "Beta Test Date" means Bell Atlantic's initial deployment of hardware and software under the FSN Agreement to a limited number of subscribers to test the FSN. The Beta Test Date is targeted for April 1997, although this date may be postponed by Bell Atlantic in its sole discretion.

         (g) "Circuit Packs" means any or all of the SPQ - 909 Quad POTS Channel Units, VTR-4 or Extended Range VTR-4 Video Cards, VTR-8 or Extended Range VTR-8 Video Cards, SPQ - 494 Quad ISDN Channel Units, and SPQ - 442 Quad ESPOTS Channel Units identified in Appendix A of the FSN Agreement.

         (h) "Code Corrections" means corrections to Software malfunctions to bring Software into conformance with its specifications.

         (i) "Companion Agreement" means that certain Procurement Agreement dated as of July 1, 1996 between Bell Atlantic and Supplier for the purchase and sale of any DBP 2515 Digital Broadcast Processors, ANI 2514

- --------
1* FLX is a registered trademark of Supplier.

ATM Network Interface Quad 3 UNI-Directional and 1 Bi-Directional cards, ANI 2514 ATM Network Interface Quad Uni-Directional cards, VTR-4 2542 Video Transmitters/Receivers, VTR-8 2542 Video Transmitters/Receivers, VCF 2543 Filler Cards, and Baluns (and any successor equipment) that Bell Atlantic the Bell Atlantic Affiliates may require.

         (j) "Designated Processor" means hardware platforms used in the FSN with which Software is compatible.

         (k) "Event" means (i) actual failures or adverse functioning of products resulting in the disruption of network access and/or the services provided by an ASE or equivalent system, to customers of Bell Atlantic, Company, Supplier, or any other purchaser or user of the products in the United States of America, for a period of thirty (30) uninterrupted minutes per occurrence; or
(ii) actual defects in design and/or manufacturing of the products which are known by Company and/or Supplier regardless of whether such actual defects in design and/or manufacturing have resulted in any actual malfunctions or failures of the products, and which have the ability of causing the disruption of network access and/or the services provided by an ASE, or equivalent system, to customers of Bell Atlantic, Company, Supplier, or any other purchaser or user of the products in the United States of America for a minimum period of thirty (30) uninterrupted minutes per occurrence. For purposes of this definition, "products" means hardware and software sold by Company and Supplier under the FSN Agreement and this Amendment, respectively, and other items that are manufactured and/or sold by Company or Supplier which are the same as, or functionally or operationally similar to, such hardware and software.

         (l) "FSA Date" or "First Service Application Date" means Bell Atlantic's initial commercial deployment of hardware and software to provide telephony and/or video services over the FSN. The FSN date is targeted for two
(2) months after the Beta Test Date.

         (m) "HDT" means a host digital terminal as diagrammed in Appendix B of the FSN Agreement.

         (n) "Headcount Year" is a measure of services provided by one or more engineers or programmers that are in the aggregate equivalent to those that would be provided by a dedicated full-time programmer or engineer working two hundred twenty (220) days.

         (o)     "Homes Passed" shall have the meaning set forth in Section 4.5.

         (p) "Licensed Materials" means the Software and Related Documentation for which licensed are granted by Supplier to Company under this Amendment.

         (q) "NYNEX Region" means any and all of the areas of New York, Connecticut, Rhode Island, Massachusetts, Vermont, New Hampshire, and Maine.

         (r) "ONU" means an optical network unit as diagrammed in Appendix B of the FSN Agreement.

         (s) "Related Documentation" means materials useful in connection with Software and materials required to engineer, operate, maintain, and install Software such as, but not limited to, programs, translations and parameters, listings, user manuals, methods, practices, job aides, flow charts, installation and other instructions, logic diagrams and listings, program descriptions and specifications.

         (t) "Software" means computer programs, procedures, and rules designed to make use of and to extend the capabilities of hardware (including, but not limited to, control programs, operating system programs, processing programs, diagnostic programs, audit programs, system measurement programs and tools, special system programs, authoring tools, and documentation used to maintain, describe and use all such programs) offered for license by Supplier hereunder. The term shall not include Source Code format unless otherwise specified herein. The term includes "Additional Software."

         (u) "Software Enhancement" means any change in Software that improves the basic function of the Software.

         (v) "Software Upgrade" means improvements in Software that relate to operating performance but do not change the basic function of the Software.

         (w) "Source Code" means any version of Software incorporating high level or assembly language that generally is not directly executable by a processor.

         (x) "Technical Information" shall include all Source Code, object code, and Related Documentation for the operating system and any other Software used in the Material or Parts, and all design drawings, materials/parts lists, and specifications used in the design and manufacture of Material or Parts, as well as all corrections, updates, and enhancements to such Software and other information. "Technical Information" shall also include: (i) manufacturing drawings and specifications including Circuit Pack schematics; (ii) manufacturing drawings and specifications covering special tooling and operation thereof; (iii) a detailed list of all commercially available Parts and components purchased by Supplier on the open market disclosing the part number, name and location of the supplier; and (iv) repair specifications and test procedures, as available.

         (y)      "Term" shall have the meaning set forth in Section 3.1.

         (z) "Video Equipped HDTs" means that at least one or more of each of the following has been shipped to Bell Atlantic by Lucent or BBT for use with an
HDT: DBP 2515 Digital Broadcast Processor, ANI 2514 ATM Network Interface Quad 3 UNI-Directional and 1 Bi-Directional card, ANI 2514 ATM Network Interface Quad Uni-Directional card and SCP 2521 Shelf Control Processor, or any successor equipment.


3.0      Term of Amendment and Agreement

         3.1 This term  ("Term")  of this  Amendment  shall  commence  as of the
Effective                                                                  Date
[********************************************************************
***************************************].  For purposes of this Amendment  only, the parties agree that the term of the Agreement as stated in the clause entitled "Agreement Effective Period" thereof, shall be extended to be coterminous with the FSN Agreement; it being the intent of the parties that the Agreement and this Amendment remain in effect for so long as the FSN Agreement
is                                  in                                   effect.
[*******************************************************************************
*********************], this Amendment and the Agreement shall be correspondingly extended upon the mutual written agreement of the parties; provided, however, that any such extension of the Agreement shall only be for purposes of the transactions contemplated in this Amendment.

         3.2 Notwithstanding anything contained in Section 3.1 to the contrary, this Amendment shall terminate (a) upon the expiration or earlier termination of the FSN Agreement for any cause or reason, or (b) in accordance with the provisions of Section 6.1 of this Amendment. In the event this Amendment terminates pursuant to the preceding sentence, the term of Agreement shall be as originally stated in the clause entitled "Agreement Effective Period" and the Agreement may remain in effect in accordance with the terms and conditions set forth therein.


4.0      Purchase Objectives

         4.1 [*********************************], Bell Atlantic has committed to purchase during the Term, through itself and the Bell Atlantic Affiliates, certain hardware and software that includes Video Equipped HDTs [*******************************************************************************
********************************************************************************
************************************].

         4.2  Subject to the terms and  conditions  of the FSN  Agreement,  Bell
Atlantic                    has                   agreed                    that
[*******************************************************************************
*****] within the Bell Atlantic Region (the "Requirement Date"), Bell Atlantic and the Bell Atlantic Affiliates will purchase from Company under the FSN Agreement and/or Supplier under the Companion Agreement all Circuit Packs required by Bell Atlantic and the Bell Atlantic Affiliates for deployment of the ASE in the Bell Atlantic Region.

         4.3 Subject to the provisions of Article 6, to the extent (a) the commitment and agreement of Bell Atlantic referenced is Sections 4.1 and 4.2 above includes Material, and (b) Bell Atlantic actually purchases such Material from Company under the FSN Agreement, Company agrees to purchase all such Material from Supplier under this Amendment. To the extent Bell Atlantic or the Bell Atlantic Affiliates actually purchase Circuit Packs from Company after the Requirement Date under the FSN Agreement and subject to the provisions of
Article 6, Company also agrees to purchase such Circuit Packs from Supplier under this Amendment.

         4.4 In the event Bell Atlantic terminates the FSN Agreement and pays to Company the Alternative Performance Payment required under the FSN Agreement, [**********************************************************************
********************************************************************************
********************************************************************************
***********].  Such payment to Supplier  shall be made by Company  within thirty
(30) days after Company's receipt of the Alternative Performance Payment from Bell Atlantic.

         4.5 With respect to purchases of Material, it is understood and agreed that each HDT is designed to service multiple ONUs, and that each ONU, when deployed and equipped with the appropriate Circuit Packs, has the capability to provide telephone, video, telephone and video or other telecommunications services to living units made up of single family dwellings, single residences in multi-family dwellings, and single business locations. [*******************************************************************************
********************************************************************************
********************************************************************************
*************].

5.0      License Grants

         5.1 Subject to Company's payment of the applicable fees and charges required under this Amendment, Supplier grants to Company a nonexclusive, perpetual, fully paid-up, royalty-free license to reproduce and use the Licensed Materials, and to sub-license and authorize Bell Atlantic, Bell Atlantic Affiliates, other entities purchasing Material under the FSN Agreement, and their end-users of the Materials to use the Licensed Materials. Software provided in object code form shall not be modified, decompiled, disassembled, reverse-engineered. Supplier shall provide with each copy of the Software specific installation and applications guidelines describing the procedures necessary to create additional authorized implementations on a new Designated Processor to increase the capacity of Designated Processors on multi-processor computer systems. Supplier will exert reasonable efforts to ensure that all Software provided by Supplier is delivered to Company with an appropriate proprietary legend so as to assist Bell Atlantic in the protection of such Software.

         5.2 Notwithstanding anything contained in the Agreement or this Amendment to the contrary, Supplier, on behalf of itself, its successors, and assigns, grants to Company, an irrevocable, perpetual, nontransferable, and nonexclusive:

         (a) right to use Technical Information for the design, development, manufacture, or maintenance of Material and Parts;

         (b) license under its copyrights to create derivative works, and to use, copy, and distribute Technical Information and any derivative works, but only in connection with the design, development, manufacture, or maintenance of Material and Parts;

         (c) right to grant to any third party rights of the scope granted to Company under subsections (a) and (b) above, to the extent reasonably necessary to carryout activities of supplying Company with Material and Parts or components thereof;

         (d) license under its copyrights to copy, use, and distribute object code versions of Software included in the Material or Parts, but only in connection with the sale, lease or distribution of such Material or Parts; and

         (e) license under its patents and patent applications to make, have made, use, offer to sell, sell, and import Material and Parts or components thereof.

         5.3 The rights granted in Section 5.2 shall apply to Material and Parts which are to be supplied by Company to Bell Atlantic pursuant to the FSN Agreement and/or the Companion Agreement. Company agrees not to exercise the rights granted in Section 5.2 prior to a material failure by Supplier to supply Materials or Parts and the expiration of any applicable cure period, and only for those Materials or Parts which Supplier fails to supply. The rights granted in Section 5.2 shall terminate five years after Company first ships to a customer any Materials or Parts manufactured by Company pursuant to Section 5.2, however, Company shall retain rights under Section 5.2 for as long as necessary to provide maintenance, replacement or repair parts to customers as required under the FSN Agreement and the Companion Agreement. In the event that the Supplier should file a petition under the federal bankruptcy laws, or that an involuntary petition shall be filed against the Supplier, the parties intend that Company shall be protected in the continued enjoyment of its rights under
Section 5.2, including, if it so elects, the protection conferred upon licensees under 11 U.S.C. Section 365(n).

         5.4 Within five business days after the Effective Date, the parties shall execute and deliver an escrow agreement between Supplier and Company for the delivery of Technical Information used in the development and manufacture of Materials and Parts, for use by Company in accordance with the rights granted in
Section 5.2.

         5.5 In the event  Company  elects to  exercise  the  rights  granted in
Section 5.2, Company shall have no obligation to pay Supplier any additional compensation for the exercise of such rights prior to or during the six (6) month period beginning when Company first furnishes Materials or Parts manufactured pursuant to Section 5.2 under the FSN Agreement or the Companion Agreement. Thereafter, for a period not to exceed five (5) years from such first furnishing by Company, Company shall pay to Supplier a royalty fee on each Material or Part manufactured pursuant to Section 5.2 which Company furnishes under the FSN Agreement or the Companion Agreement. [*******************************************************************************
********************************************************************************
********************************************************************************
******].

         5.6 In the event  Company  elects to  exercise  the  rights  granted in
Section 5.2 following a failure by Supplier to materially supply Materials and Parts, and within two (2) years after such failure Supplier again wishes to supply Materials and Parts to Company, Company agrees to negotiate with Supplier the terms under which Supplier shall resume such supply. Such negotiations may include, without limitation, reimbursement by Supplier of Company's costs.

         5.7 Within thirty (30) days following the Effective Date, the parties shall enter into a Second Amendment to Agreement LGC-A65-D restating the provisions of Sections 5.2 through and including 5.6 for purposes of any other agreement under which Company will provide to a customer of Company Materials and/or Parts.


6.0      Default and Termination

         6.1 Time is of the essence to this Agreement. In the event either party is in breach of any of the terms, conditions or covenants of this Amendment or any orders under this Amendment, the defaulting party shall initiate corrective action to remedy such breach or default or provide the affected party a schedule acceptable to the nonbreaching party for correcting such breach or default within ten (10) days after the giving of written notice to the defaulting party thereof by the nonbreaching party. In the event the breach or default is not corrected within thirty (30) days after the giving of written notice to the defaulting party thereof by the nonbreaching party or within the agreed upon schedule, whichever is later, then, in addition to its right to pursue all other rights and remedies at law, equity or otherwise, the nonbreaching party shall have the right to cancel this Amendment and/or any such orders in whole or in part without charge, obligation or liability whatsoever, except as to payment for Material already accepted by Bell Atlantic prior to such notice pursuant to the FSN Agreement.

         6.2 The parties agree that the clause in the Agreement entitled "Termination of Purchase Order" shall apply only to purchase orders terminated by Company for convenience and without cause.

         6.3 In the event this Amendment is terminated due to the termination of the FSN Agreement and the FSN Agreement is terminated for cause or reasons not attributable to Supplier, Company shall pay to Supplier as its sole liability:

         (a) The invoiced amount for any Material ordered and shipped to Company prior to the date of notice of termination;

         (b) The invoiced amount for any [Services] ordered by and performed for Company prior to the date of notice of termination;

         (c) The invoiced amount for the remaining portion of the [*************************************************************************]

         (d)      Amounts required to be paid under Section 4.4.

         6.4 Notwithstanding anything contained in Section 6.3 to the contrary, Company shall not be liable to pay for any Material or Services under Sections 6.3(a), 6.3(b), or 6.3(c) that are not accepted by Bell Atlantic in accordance with the acceptance procedures set forth in the FSN Agreement.

         6.5 The parties acknowledge that there are several clauses in the Agreement which require matters to be referred to the Executive Team for resolution before a party can exercise rights under such clause. Such clauses include, by example and not limitation, "Later Delivery/Liquidated Damages and Cancellations." Notwithstanding anything contained in the Agreement to the contrary, the parties agree that, except as expressly required in this Amendment, referral to the Executive Team shall not be required for either party to exercise any right or remedy set forth in this Amendment; it being the intent that the only prerequisites to the exercise by either party of any right or remedy under this Amendment shall be the express notice, cure period, or other conditions or requirements set forth in this Amendment.

         6.6 In the event either party shall be in default or breach of this Amendment, the parties agree that they will cause the Executive Team to attempt, in good faith, to resolve the situation within a reasonable period of time given the circumstances (however, in no event to exceed ten (10) calendar days). In the event the Executive Team is unable to resolve the situation within such period of time, the parties will retain all legal rights and remedies.

         6.7 Nothing in this Article 6 shall entitle Company to manufacture Material or Parts or to purchase Material or Parts from any source other than Supplier, except as provided in the Agreement or Article 5 of this Amendment.


7.0      Forecasts and Delivery Intervals

         7.1 Company will provide Supplier with forecasts of its requirements for Material as set forth in the clauses "Forecast of Material" and "Shipping Interval" in the Agreement, except that: (a) in the event Bell Atlantic reduces the amount of its commitment forecast to Company in accordance with Section 3.3 of the FSN Agreement, then Company shall have the right to correspondingly reduce the amount of its commitment forecast to Supplier under this Amendment; and (b) Company shall have no obligation to order the quantity of Material under any commitment forecast delivered to Supplier in the event Supplier shall be in default or breach of this Amendment in any material respect.

         7.2 Notwithstanding anything contained in the Agreement to the contrary, all furnish only orders placed by Company under this Amendment shall [**************************************] and all "engineered, furnish, and install" orders shall be delivered within the delivery interval agreed to by the parties for that order, however, consistent with the provisions of Appendix A of the FSN Agreement.

8.0[*****************]


8.1[****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************************].

8.2[****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************************************************************].

8.3[****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************************************************]

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************************]

9.0      Pricing

         9.1 Prices for Material and Services ordered under this Amendment shall be those set forth in Exhibit B [**************************************
********************************************************].    To   the    extent
required as part of the agreement between Bell Atlantic and Company to identify areas where Bell Atlantic can reduce FSN costs, Supplier agrees to work in good faith with Company to identify areas where Bell Atlantic can reduce FSN costs, including ways to reduce Material and Services prices after April 1, 1997, and the parties may implement such reductions.

         9.2 In addition to the price modifications described in Article 10 of this Amendment, the pricing set forth in Exhibit B has been modified to reflect the following effective immediately:

         (a) Applicable only to purchases by Company for resale to Bell Atlantic, Bell Atlantic Affiliates, NYNEX, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the VAM Basic Software License for applications from one hundred twenty (120) digital broadcast channels up to and including one hundred eighty eight (188) digital broadcast channels, [**************************].

         (b) Applicable only to purchases by Company for resale to Bell Atlantic, Bell Atlantic Affiliates, NYNEX, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the Basic Digital Broadcast Software License for applications from one hundred twenty (120) digital broadcast channels up to and including one hundred eighty eight (188) digital broadcast channels, [****************************].

         (c) Applicable only to purchases by Company for resale to Bell Atlantic, Bell Atlantic Affiliates, NYNEX, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the Interactive Video Software - Low Penetration License to include applications from [***********************************] up to and including
[***************************************].

         9.3      (a)  [********************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]
         (b)      [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************************************************].


10.0     Price Modification to Achieve Model Price Per Home Passed

         10.1 To achieve the Bell Atlantic model price level [*********** ************************], with Flexterm, per Home Passed at [*************
**************],  the  prices  set forth in  Exhibit B  [***********************
********************************************************] and shall be effective immediately.

         10.2 To accommodate Bell Atlantic's FSN model for higher video traffic requirements (known as Case Y), [**********************************************
*****************************************], a new item has been added to Exhibit
B which combines three (3) Software licenses into one (1) license. The three (3) licenses are:

         (a)      the High Bandwidth Software License (1 Mbps/Drop) R1.0, 1.1,
                  2.0;

         (b) the Extended Digital Broadcast Software License (>188 Channels) R1.0, 1.1, 2.0; and;

         (c)      the VAM Extended Software License (>188 Channels) R1.0, 1.1,
                  2.0.

These three (3) licenses are consolidated into one (1) license; the Bell Atlantic Enhanced Broadcast / Signaling Software R1.0, 1.1, 2.0, and is offered
to         Company          under         this          Amendment          only.
[********************************************
***************************************************************].    This   Bell
Atlantic Enhanced Broadcast / Signaling Software R1.0, 1.1, 2.0 [*************************
********************************************************************************
********************************************************************************
********************************************************************************
**************************************************].

         10.3 For the aggregate levels of Homes Passed by Bell Atlantic and the Bell Atlantic Affiliates as indicated in the first column of the table set forth below, Supplier will apply to purchases under this Amendment the corresponding discounts set forth in the second column of said table. Said discounts shall be applied against the prices set forth in Exhibit B. All price and cost reductions will be calculated using the standard Bell Atlantic FSN model set forth in Appendix B to the FSN Agreement. Supplier and Company will mutually determine the specific unit prices to adjust to achieve the required price levels when calculated according to the Bell Atlantic FSN Model and Exhibit B shall be revised accordingly.


- -------------------------------------------------------------------
             # Homes Passed                Supplier $
                                           per HP
                                           Reduction
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------
- -------------------------------------------------------------------
[********************]                     [******]
- -------------------------------------------------------------------

         10.4 In return for Supplier's agreement to provide the discounts set forth in Section 10.3, the parties agree that the cost reduction benefits set forth in the clause "Value Analysis-Engineering and Cost Reduction" of the Agreement shall not apply to purchases of Material under this Amendment; provided, however, that Supplier does agree to count any such purchases of Material by Company under this Amendment, towards the cost reduction volume thresholds defined in said clause for purposes of determining the cost reductions available to Company for purchases of Material not made under this Amendment.

         10.5 If during the term of the Agreement, Company is provided more favorable pricing from Supplier due to cost reduction efforts, or for any other reason, Supplier acknowledges that Company will receive this pricing for Material supplied by Company under this Amendment, subject to prior Executive Team review and approval. However, in the event that the pricing set forth in this Amendment is the most favorable, Company will not extend this pricing to any other customer without prior written approval from Supplier.

11.0     [******************]

         11.1 In order to motivate Company to maximize the selling price of Supplier Software, Supplier agrees to provide to Company [********] described in
Section 11.2 below on all Software licensed by Company under this Amendment during the Term. This includes all Software currently listed in Attachment C of the Agreement, and any Additional Software that may be offered for sale by Supplier to Company over the term of the Agreement, with the limited exception of that of Supplier's Software which is noted with an asterisk (*) on Exhibit B to this Amendment.

         11.2     For all eligible Software under Section 11.1, [***************
********************************************************************************
**************************************************************] (as in effect at the time of the purchase by Company), including any modifications to such Exhibit B prices that are mutually agreed to by Company and Supplier. Supplier shall pay the foregoing [**********] Company by the fifteenth (15) day of the month following the end of each calendar quarter that this incentive is in effect. Supplier shall then [****************] Company for all shipments made by Supplier to Company during said quarter.

         11.3  [******************************]  provided  for in the  Agreement shall be calculated on [*****] resulting from a Company markup over the Exhibit B prices, without including the Software sales incentive set forth in Section
11.2 (i.e., prior to the calculation of the Software incentive).


12.0     Custom Software

         12.1 Mandatory Requests. (a) Supplier acknowledges that Bell Atlantic shall be entitled to fund annually up to [**********************************] of custom Software development for access products or applications ("Custom Software") and that Bell Atlantic may require Company to develop Custom Software for up to this limit. Company agrees to immediately provide written notification to Supplier if any such development work requires the resources of Supplier. Bell Atlantic, Company, Supplier and Bell Atlantic shall mutually agree on the requirements, Headcount Years, and delivery schedule of such development, with the goal being to commence such development work within [****************] of Bell Atlantic's request. Also depending on the scope and nature of such development work, Supplier's goal will be to complete such development work [*********************] of Bell Atlantic's request and shall, in all events, seek to finish such development work within a commercially reasonably time period.

         (b) Prior to Supplier commencing to such development work, Company and Supplier will negotiate in good faith the fees to be paid to Supplier. Such fees shall be based on the agreed to scope and nature of the required development work and the desired schedule. In no event, however, shall the fees payable to Supplier for any such work
[*******************************************************************************
*************************************]  may be  adjusted  in  December  of  each calendar year up to the amount of any change in the Producer Price Index for Telecommunications Systems, Custom Software Development during the preceding twelve (12) month period.

         12.2 Discretionary Requests. Supplier acknowledges that Bell Atlantic may also make discretionary requests for Custom Software in addition to the mandatory development work cited above. Any such development work to be performed by Supplier to meet Bell Atlantic discretionary requests shall be subject to prior negotiation between Company and Supplier regarding the requirements, delivery schedule, and the fees payable to Supplier for such development work.

         12.3 Reservation of Rights. For mandatory Software development requests, Company reserves the right to perform the development work itself, or contract with other third parties to perform such development work, or at its sole discretion, pass the requirement to Supplier. In addition, Company agrees that Supplier shall have the right of first refusal prior to Company having any such development work performed by any third party.

         12.4 Ownership of Custom Software. All rights in and title to Custom Software that is not embedded into existing Software or a derivative of pre-existing work shall vest in the developing party. Supplier will grant to Company, Bell Atlantic and Bell Atlantic's Affiliates, a perpetual, fully paid, exclusive license to use such Custom Software with the FSN, unless Bell Atlantic, in its sole discretion, agrees to allow such Custom Software to be licensed to others. In the event that any such Custom Software should be licensed to others, compensation to Bell Atlantic will be negotiated on a case by case basis.


13.0     Controlled Introduction of Software

         13.1 Supplier agrees to notify Company prior to placing any Software Upgrades or Software Enhancements on any Material covered under this Amendment or accepting any orders for delivery of Software Upgrades or Software Enhancements for any Material covered under this Amendment. Supplier will submit to Company, for Bell Atlantic testing purposes, one (1) pre-purchase copy of any proposed Software Upgrade or Software

Enhancement at least [****************] prior to the proposed general availability or proposed service date of such Software Upgrade or Software Enhancement. In the event that Bell Atlantic notifies Company that any Software Upgrade or Software Enhancement is unacceptable, Company shall immediately provide written notification to Supplier of same. Supplier agrees that it will not be providing any Software Upgrade or Software Enhancement on any of Company's orders during the evaluation period without prior written approval of Company and Bell Atlantic. Supplier also agrees that Company it will not furnish any Software Upgrade or Software Enhancement following Bell Atlantic's evaluation until written approval has been received by Company from Bell Atlantic. Supplier will not charge Company any fees associated with the Software evaluation copy which Company submits to Bell Atlantic and such evaluation shall in no way obligate Company to subsequent charges or contingencies regardless of the results of the evaluation.


14.0     Software Support

         14.1 During the Software warranty period set forth in the Agreement, Supplier will promptly provide, at no additional charge, procedures, as determined by Supplier for particular Software, to keep Software operating consistently with it specifications. Such procedures shall include diagnostic service using on-site or remote techniques to analyze a problem and prescribe remedial action. Further, throughout the Term, Supplier will provide all Code
Corrections at no charge. Supplier may provide [***************************** *******] included with a Software Upgrade or Enhancement, on the condition that [********] does not delay prompt release of the Code Corrections to Company and Bell Atlantic.

         14.2 Unless otherwise agreed to in writing, Supplier shall furnish to Company, at no additional charge, and on a non-proprietary basis, no less than one copy of Related Documentation, and any amendments or revisions made by or on behalf of Supplier during the Term, as is sufficient for Company to plan, engineer, procure, install, operate and maintain the Material. Such Related Documentation shall be furnished to Company together with the Material to which it relates or at such time as any amendments or revisions are made thereto, whichever is earlier. Company may reproduce and distribute such Related
Documentation to third parties for the purposes described and shall include in any such reproductions any copyright notices contained in the original of the items being re produced.

15.0     Warranty

         15.1 Material purchased under this Amendment shall be warranted in accordance with the clause of the Agreement entitled "Warranty" except that repaired, modified, and/or serviced Material shall [*********************************************************************].

         15.2 For all purposes of this Amendment, the clause "Warranty" in the Agreement is hereby amended as follows:

         (a) The last sentence of the second paragraph is amended to provide, "If requested by Company, Supplier shall begin on-site repairs within an average of three (3) days after verbal notification is given Supplier by Company."

         (b) Supplier warrants that Supplier has the right to grant to Company the Software and other licenses granted under this Amendment. Supplier further warrants to Company that the furnished Software shall be free from defects in design, that it will conform to the applicable specifications, and that it will operate satisfactorily in the system environment in which it is initially installed. Defective Software will be corrected or replaced after notification is given to Supplier by Company. Supplier, at its option, will undertake to either correct or replace the defective Software without charge at the location where it is installed in accordance with corrective action prescribed for the applicable Severity Code (per Appendix C to the General Purchase Agreement in effect between Bell Atlantic and Company), or, at Supplier's option, provide a refund or credit of the original license fee; provided, however, that Supplier may elect to provide a credit to Company only where Company reasonably determines the credit to be of value.


16.0     Change Control Process

         16.1 Supplier acknowledges that Bell Atlantic may submit written requests to Company to request changes or revisions to hardware and software to be furnished under the FSN Agreement and, to the extent Bell Atlantic's request involves Material, Company shall immediately notify Supplier (a "Change Control Request"). Change Control Requests requiring [***************************] will be handled in the normal change control process. Change Control Requests [**************************************] will be negotiated by the parties and will be performed under this process provided that the parties reach mutually satisfactory agreement on requirements, Headcount Years, price and delivery schedule. Any resulting Software shall be licensed to Company under the provisions of Article 5 without payment of any additional license fees or charges other than charges for the development work as provided herein.

         16.2 Within fifteen (15) days (or a different period if mutually agreed to by the parties) following receipt of a Change Control Request from Company, Supplier shall provide a written response to Company specifying: (i) the specifications for the work to be performed; (ii) the work schedule for the proposed work; (iii) a firm price quote for the work, and associated new hardware unit prices (if any) for the new Material, (iv) the number of Headcount Years required, and (v) the impact, if any, on the delivery date of the Material to be modified; provided, however, that (x) the fees payable by Company for any such Change Control Request [*************************************************
********************************************************************************
*****************] may be adjusted by Company in December of each calendar year up to the amount of any change in the Producer Price Index for Telecommunications Systems, [*********************] during the preceding twelve
(12) month period. This limitation shall not, however, apply to Major Changes.

         16.3 If Supplier's response is approved in wring, Supplier will proceed with the work. Supplier shall not be obligated to perform any requested changes or revision to Material in advance of written approval from Company. In the event that Supplier commits resources to the implementation of a Change Control Request without prior written authorization, Company shall not be charged for such work and such work shall not relieve Supplier of its obligations to meet previously agreed upon schedules. For purposes of this Amendment, each Change Control Request response approved in writing by Company shall constitute a formal change to this Amendment modifying the prices, functionality and/or schedules as addressed therein, and any hardware or Software developed pursuant to such a request shall fall within the definition of the term "Material."

         16.5     [*************************************************************
********************************************************************************
********************************************************************************
*****************************************************************].


17.0     Additional Software

         17.1 The parties enter into this Amendment with the mutual understanding that it is Company's intention to continue feature and function development beyond Release 2.1. As Supplier develops Additional Software,

Supplier will seek and utilize input from Bell Atlantic and Company other customers.

         17.2 Supplier will make available to Company any generally available Additional Software upon mutually agreeable prices and terms and conditions. [*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************************************].

         17.3 Additional Software shall be licensed to Company at fees no less favorable than those extended to any other Supplier customer, under comparable terms and conditions (i.e., comparable scope of license and usage rights).


18.0     Late Delivery

         18.1     [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************************************].

         18.2 Company and Supplier acknowledge that as a result of the means by which the parties will be working together to deliver products to Bell Atlantic, that it may be extremely difficult to determine which party is at fault for late deliveries to Bell Atlantic prior to general availability of hardware and software. Accordingly, if Bell Atlantic notifies Company of its assessment of [********** ********] for late delivery, Company shall promptly notify Supplier thereof.

Supplier          agrees         to         share          with          Company
[******************************************  *****]  by Bell  Atlantic  for late deliveries under the FSN Agreement as follows: (a) if Company is [***************] for late delivery for any hardware and/or software (whether or not such hardware or software includes Material to be furnished by Supplier hereunder) and the agreed upon delivery date is prior to the general availability date of such hardware and/or software, [******************
********************************************************************************
*******************], regardless of which party caused the late delivery; (b) if
Company                                                                       is
[*************************************************************************] as a
result of late delivery of Material by Supplier hereunder and the agreed upon delivery date for such Material is after the general availability date of such Material, all such [************] shall be borne solely by Supplier and Supplier agrees to pay to Company any and all such [************]. After the general availability date of Material, Supplier shall not be held accountable for [******************] assessed by Bell Atlantic to Company if Supplier has delivered the Material on or before the agreed upon delivery date for the applicable Company purchase order.

         18.3 Company shall invoice Supplier for [**********] due and owed by Supplier under Section 18.2 within a commercially reasonable period of time and Supplier agrees to pay all such invoices in full within thirty (30) days from the date of such invoices. At Company's option, Company may withhold against any Supplier invoices then outstanding payment in an amount equal to any accrued and due but unpaid [***********] under Section 18.2, until such time as said [**************] are paid by Supplier.

         18.4 Bell Atlantic may cancel any purchase order, in whole or in part, [*******************************************************************************
******]. In the event that Bell Atlantic cancels any or all of such purchase orders, Company may cancel any related purchase orders placed under this Amendment. Upon such cancellation, Supplier shall pay Company any [*****************] under Section 18.2 but unpaid as of the date of cancellation. The amount of any canceled purchase orders shall be credited against any unfulfilled commitment forecasts or other committed purchases of Supplier under this Amendment.

         18.5 In the event Bell Atlantic exercises its rights under the FSN Agreement to defer or cancel delivery of all or any portion of a purchase order for failure to obtain required regulatory approvals, Company shall have the corresponding right to defer or cancel delivery of all or any portion of related purchase orders for Material upon notice to Supplier. Upon such notice, Supplier will not ship any Material covered by such orders until Company is authorized by Bell Atlantic and Company instructs Supplier to do so. Supplier shall have no liability under Section 18.2 for shipments delayed under this Section 18.5.

         18.6 The foregoing provisions of this Article 18 shall supersede and be
in                lieu                of               the                clause
[*****************************************************************
*****************].


19.0     [****************]

         19.1 Company and Supplier acknowledge that Bell Atlantic may assess [******************] under the FSN Agreement for any Software release set forth in Exhibit D to this Amendment which is not delivered [*******************************************************************************
************************************************************]   in   Exhibit   D
("Nonconformance"). In the event Bell Atlantic notifies Company of any Nonconformance ("Notice of Nonconformance"), Company shall promptly provide notice thereof to Supplier. If a Nonconformance is not remedied within [***********************] set forth in Exhibit D ("Event of Nonconformance"), Company [*********************] to Bell Atlantic for such delay for each Event of Nonconformance in accordance with Exhibit D for each day of Nonconformance following the Notice of Nonconformance.

         19.2 Supplier and Company agree to jointly work all aspects of development and deployment to deliver conforming Software releases to Bell Atlantic on a timely basis. Supplier agrees to share with Company any [**********] assessed by Bell Atlantic under the FSN Agreement as follows: (a) [*****************************************************************************
********************************************].

         19.3 Company shall invoice Supplier for [***********] due and owed by Supplier under Section 19.2 within a commercially reasonable period of time and Supplier agrees to pay all such invoices in full within thirty (30) days from the date of such invoices. At Company's option, Company may withhold against any Supplier invoices then outstanding payment in an amount equal to any accrued and due but unpaid [***********] under Section 19.2, until such time as said [*******************] are paid by Supplier.

         19.4 In  addition  to its  right  to  recover  [***************],  Bell
Atlantic may terminate the FSN Agreement for default if (a) either [******************************] or [************************************] which
Bell Atlantic believes to be material to the functioning of the ASE is subject to an Event of Nonconformance; and (b) such Nonconformance continues for ninety
(90) days or more. If Bell Atlantic exercises its right to terminate the FSN Agreement in accordance with the preceding sentence,

Company may terminate this Amendment. Upon such termination, Supplier shall pay Company any Performance Fees accrued under Section 19.2 but unpaid as of the date of termination and Supplier will allow Company to adjust any commitment forecasts and purchase order commitments accordingly.


20.0     Disclosure of Defects

         20.1 Supplier acknowledges that in addition to all other rights and remedies available to Bell Atlantic at law, in equity or under the FSN Agreement, Bell Atlantic may assess against Company under the FSN Agreement [*************************************************************************
************]: (a) that results in the disruption of Bell Atlantic's network access and/or the services provided by an ASE, or equivalent system, to customer of Bell Atlantic for a period of thirty (30) uninterrupted minutes per occurrence, and (b) for which Company does not fulfill its notification obligations under the FSN Agreement which include notifying Bell Atlantic of the occurrence of an Event within [************] of Company's first knowledge of the same and, within [******************] thereafter, providing a detailed written description of the following: (i) activities which led up to or preceded the Event, (ii) the cause or causes of, including any and all known contributing factors to, the Event, (iii) any and all actions taken by Company, its agents, and contractors, and by the owner or user of the products which are subject to the Event, to correct it, (iv) the date the Event will be resolved, and (v) any and all measures which can be reasonably taken to avoid the occurrence of the Event in Bell Atlantic's products. Company is further obligated to continue to provide these written descriptions to Bell Atlantic every [********************] until such time as the Event has been successfully resolved or until Company and Bell Atlantic agree on their discontinuance. For purposes of this Section, "products" means hardware and software sold by Company and Supplier under the FSN Agreement and this Amendment, respectively, and other items that are manufactured and/or sold by Company or Supplier which are the same as, or functionally or operationally similar to, such hardware and software.

         20.2 Supplier agrees to cooperate with Company and to provide to Company under this Amendment the notifications and other information required under Section 20.1(b) above with respect to the Material and other items that are manufactured and/or sold by Supplier which are the same as, or functionally or operationally similar to, such Material. In the event that Bell Atlantic assesses [******************] against Company as described in Section 20.1 above, Company shall promptly provide written notification to Supplier of same. Supplier agrees to share with Company any such [******************] assessed by Bell Atlantic as follows: (a) [************************]; and (b) [*****
**********************************].

         20.3 Company shall invoice Supplier for any [**********] due and owed by Supplier under Section 20.2 within a commercially reasonable period of time and Supplier agrees to pay all such invoices in full within thirty (30) days from the date of such invoices. At Company's option, Company may withhold against any Supplier invoices then outstanding payment in an amount equal to any accrued and due but unpaid [********] under Section 20.2, until such time as said [***************] are paid by Supplier.


21.0     Limitation of Nonconformance [*****************]

         21.1  Supplier's  total liability for  [***********************]  under
Article 18 Late Delivery, Article 19 - [***********], and Article 20 - Disclosure of Defects, shall be limited as follows.

         (a) Supplier's total liability  resulting from the cumulative impact of
the         above         [************]         shall         be         capped
[***********************************************  ****] under this Amendment and the Companion Agreement.

         (b) Payment to Company by Supplier of Nonperformance [****************************************] under these [******] Articles shall
occur        only        upon        the        assessment        of        such
[**************************************************
*****************************] by Bell Atlantic to Company.

         (c) Payment to Company by Supplier of Nonperformance [****************************************] under these [*********] Articles shall not [****************************************] during each of the 1996 and
1997  calendar  years.  For  each  of the  calendar  years  1998  through  2002,
Supplier's             payment             to             Company             of
[********************************************************]      under      these
[*********]    Articles    shall   not    [*************************************
******************] of Company's purchases from Supplier under this Amendment during the immediately preceding calendar year, whichever is lower.

         21.2 In the event that Supplier's payment of Nonperformance [***************] reach the annual cap set forth in Section 21.1(c) for any calendar year during the Term, Supplier shall notify Company of such, and further payments to Company shall not be required in that calendar year, but shall continue to accrue and shall be payable in the next following calendar year. Following the close of each calendar year, Supplier and Company agree to conduct an annual reconciliation of the Nonperformance [************] paid by Supplier to Company for each preceding year and to determine the amount of

Nonperformance [************************], if any, to be carried over into the current calendar year, as described herein.

         [**********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************************************************].

         21.3 At the  expiration  or  earlier  termination  of  this  Amendment,
Company       and        Supplier        will        perform       a       final
[****************************************  ***********************]  payable  by
Supplier under Articles 18, 19, and 20 of this Amendment and, subject to the [***************************************************** **************] provided in Section 21.1(a), any and all outstanding amounts will be paid by Supplier to Company within thirty (30) days after the date of such expiration or termination, as applicable. Upon such payment, if any, Supplier shall have no further liability for Nonperformance [***********************] under said Articles.


22.0     Manufacturing Capacity

         22.1 Supplier warrants that it has established and covenants that it will maintain during the Term, sufficient manufacturing capacity for Material to ensure that Bell Atlantic's Beta Test Date, its FSA Date, and any commercial FSN deployment will not be jeopardized due to Supplier delivery delays.


23.0     Joint Cost Reduction Commitment

         23.1 This Section 23.1 is included as explanation of the Company and Supplier cost reduction commitments, and should not be viewed as further reductions to the price modifications as defined in the Article 17, Price Modification to Achieve Model Price Per Home Passed, of this Amendment.

         23.2 Supplier agrees to work with Company to jointly achieve the required cost reduction that will support a price reduction to Bell Atlantic of [**********************************], when using the standard Bell Atlantic FSN model. This required cost reduction will entail a commitment by both Supplier and Company to enter into joint design work to achieve this cost reduction, regardless of the volume level projections. It is the goal of the cost reduction efforts that this cost reduction will be achieved by [***********].

         23.3 Both Company and Supplier agree to a baseline view of the cost reduction impact on price. This view, using the Bell Atlantic FSN model, supports the following reductions in price / HP as the baseline:

         (a)      [**********************************]

         (b)      [*************************************************************
                  ***************************************].

         The ONU cost reduction and resultant price impact baseline view is allocated between Company and Supplier proportional to each parties share of components in the current ONU, evaluated with the current ONU pricing. Both Company and Supplier agree to update this baseline view and the contribution required from each party as the joint design work progresses and becomes better defined.

         23.4 The new Integrated ONU will require both Company and Supplier to commit resources to a single design. To accomplish this goal, both Company and Supplier accept the concept of an integrated joint design team. This effort will lead to some circuit packs and other equipment having design contributions from both parties. Both Company and Supplier commit their commercially reasonable best efforts to establish and complete appropriate commercial arrangements in support of this mutual effort within three (3) months from the Effective Date of this Amendment. Company and Supplier acknowledge that the level of integration required to meet these cost reduction targets integrates intellectual property and manufacturing rights of both parties and it is the intent of Company and Supplier to assign such rights prior to the commencement of development activities. Any disputes arising from this integration will be resolved by the Executive Team prior to any assignment of such rights.


24.0     [Intentionally Deleted]

25.0     Training/Lab Material

         25.1 Supplier acknowledges that Bell Atlantic requires the delivery and installation of [********************] by the dates set forth in Exhibit D to this Amendment. Company agrees to provide Supplier with a forecast and purchase orders for Material required for such systems, and Supplier agrees to accept such purchase orders and ship such Material in sufficient time to enable Company to deliver and install the laboratory test systems on time.

         25.2 Supplier will provide to Company [***************] as described as "Lab System 1" in Appendix D to the FSN Agreement, free of charge, which Company shall supply to Bell Atlantic, at Company's sole discretion, for either training or laboratory testing purposes. The configuration of the system shall be mutually agreed to by all the parties and shall be sufficient to meet the requirements of Bell Atlantic. Supplier agrees to upgrade this system and will provide new features and functionalities as each becomes available up through
Release                                                                     2.1.
[*************************************************************************
**************************************************************************].


26.0     Public Interfaces

         26.1 Supplier agrees to provide Company and Bell Atlantic with any public interface specification documentation and reasonable amounts of support to resolve any questions Company or Bell Atlantic may have regarding these interface specifications as they pertain to Bell Atlantic's FSN deployment or the ASE.


27.0     Testing and Quality

         27.1 Supplier will perform a factory systems test in accordance with the following criteria:

         (a) The term "system" is meant to describe a complete ASE transport system including all standard subsystems. For normal production, it is acceptable to test subsystems in a "system configuration" test environment consisting of a captive test bed to which the specific subsystem under test is connected. These arrangements are acceptable if the periodic qualification testing is used to revalidate such test configurations. This can be accomplished by first testing a defined system in the production manner followed by qualification testing of the same system (using a full system environment).

         (b) Correction of any production testing program deficiencies identified will be made immediately. System configuration testing will be conducted on Materials to demonstrate the ability to achieve stable, fault free operation for a reasonable period of time while running operational exercises and diagnostic routines at [**********************]. The testing duration will be such that adherence to reliability requirements can be demonstrated. Manufacturing testing burn-in intervals will be of sufficient duration, so that when coupled with normal installation and turnover intervals, early-life reliability performance at cut over will be at or below [***************] the steady-state reliability level. That is, the instantaneous failure rate at cut over shall be less than or equal to [*********************] the expected steady-state instantaneous failure rate.

         (c) Periodically, an entire system will be subjected to qualification testing to assure that product and manufacturing processes continue to demonstrate conformance to design intent. All Material shipped loose and not in a complete system configuration, such as spares and additions for growth, shall receive testing to demonstrate functionality and quality levels at least equivalent to Material embedded in systems. Manufacturing testing and burn-in intervals will be of sufficient duration so that infant mortality failure rate
of        Material        shipped        is        no        greater        than
[*******************************************     ***********************]    the
predicted steady-state failure rate.

         (d) Testing performed will provide verification of operability as completely as possible with current manufacturing test capabilities. This will include verification of performance over ranges of design limits to assure operation in all possible field applications. Testing in a simulated use environment (test bed) will normally be included as one of the test steps. Bell Atlantic owned circuit packs returned for repair must be tested in a simulated use environment as part of the repair process. Returned circuit packs which are found to be operational upon their receipt will be tested under [*************] to identify thermostatic devices which may have been the cause for return. Return and repair results data shall be made available to Bell Atlantic or Bell Atlantic's agent. The effectiveness of simulated use environments or the manner of subsystem testing employed must have been verified as consistent with a full level system test. This verification must have been conducted initially and at periodic intervals as part of the periodic qualification discussed above. When internal machine diagnostics are used in the testing of systems, subsystems or Material shipped loose, the effectiveness of those diagnostics in the identification of defective Material must be verified initially and again as part of the periodic product qualification test.

         27.2 Unless Company gives Supplier written notice to the contrary, Supplier shall notify Company when each installment of Material is ready for inspection and Company and Bell Atlantic (or its agent) shall be given reasonable opportunity to inspect the Material at any time prior to shipment under agreed upon Quality Program Specifications listed in Appendix I to the FSN Agreement, as may be changed from time to time with Supplier's written concurrence. Inspection or failure to inspect on any occasion shall not affect Company's rights under warranty or other provisions of this Amendment. Supplier shall make available at no additional cost to Company, such production testing facilities, labor, data, specifications, procedures and such other documents, and assistance as necessary for Company and Bell Atlantic or Bell Atlantic's agent to perform the inspection. In addition, Supplier shall make available to Company and Bell Atlantic or Bell Atlantic's agent, at no additional charge, data obtained through Supplier's normal routines which show results of Supplier's inspection, tests and audits of Material as specified in the agreed upon Quality Program Specifications. Such data shall be sufficient to demonstrate that the Material meets all quality and reliability requirements.

         27.3 Commitment to quality is a primary requirement of this Amendment and as used herein shall mean conformance to the terms, conditions and specifications of this Amendment. Supplier will ensure continued quality improvement in the Materials covered in this Amendment. Supplier will demonstrate commitment to a "Quality Improvement Process" by providing (i) a published statement of its quality policy signed by an officer of the company;
(ii) an  established  means of measuring  and reporting  customer  satisfaction;
(iii) a quality training and awareness program; (iv) a continuous Quality Improvement Process; (v) an established means of monitoring conformance to requirements for Material and/or Services; and (vi) an established in-coming "Material Quality Inspection Program." Further, Supplier shall implement and document a quality system(s) that meets the requirements in ISO 9000 and
Bellcore  documents,  GR-1252-CORE,  "Quality  System Generic  Requirements  for
Hardware," and TR-NWT-000179, "Quality System Generic Requirements for Software." Upon Company's written request, Supplier agrees to allow Company and Bell Atlantic or Bell Atlantic's agent to conduct on-site reviews at the Supplier's hardware manufacturing and software development facility(s) to verify compliance with requirements. Supplier also agrees to develop corrective action plans for any quality system deficiencies that may be detected during these periodic on-site reviews, and submit these to the Company and Bell Atlantic or Bell Atlantic's agent within thirty (30) days after the review. Further, Supplier agrees to use its commercially reasonable best efforts to implement these corrective action plans within six (6) months after the review.

         27.4 Supplier agrees to abide by and meet all applicable provisions of the Quality and Reliability Specifications in Appendix I to the FSN Agreement. Any existing or anticipated noncompliance by Supplier with such Specifications will be disclosed by Supplier to Company in writing on or before July 26, 1996 to enable Company to notify Bell Atlantic thereof pursuant to the FSN Agreement. Such notice from Supplier shall include a written schedule pursuant to which Supplier shall cure such instances of noncompliance. To the extent Bell Atlantic waives any obligation of Company to comply with such Specifications for a stated period of time under this FSN Agreement, Company agrees to waive such obligation for Supplier to comply under this Amendment for the corresponding period of time. The parties acknowledge that Bell Atlantic's acquiescence in or agreement to a schedule under which Supplier or Company shall cure any noncompliance shall not constitute a waiver by Bell Atlantic.

28.0     Trouble Reports

         28.1 Supplier acknowledges that Bell Atlantic must reduce its Access Subnetwork Trouble Report Rate by [*********************************************
********************]. Supplier's Material, as part of Bell Atlantic's FSN, will contribute to meeting this Objective. Supplier agrees to assist Company in supporting Bell Atlantic's Overall Objective by providing reliability and other information, including but not limited to Failures in Time (FIT) Rates for Material, and will provide additional support and expertise which may contribute to the specification and achievement of Bell Atlantic's objectives if requested by Company, at no cost to Company.


29.0     General FSN Support

         29.1 The parties acknowledge that the FSN Agreement and concomitant Appendices contain performance obligations which are intended to be performed by Company and Supplier individually and, in some instances, Company and Supplier together. With respect to those obligations of the FSN Agreement and Appendices related to content and/or Material to be provided by Supplier, Supplier agrees to provide the same in a timely manner and to cooperate with and support Company generally in the provision to Bell Atlantic and the Bell Atlantic Affiliates of the FSN.


30.0     Cooperative Project Development Management

         30.1 Supplier agrees to participate with Company and Bell Atlantic throughout the product life cycle to assure that all Material and services are delivered on time, and that they meet all requirements, including functionality, maintainability, quality and reliability. Supplier also agrees to assist Company with [******] and testing work associated with the ASE to the extent required to make the ASE function with other vendor's equipment. Within thirty (30) days after execution of this Amendment, a core management team(s) comprised of representatives of Company, Supplier and Bell Atlantic will be established. This core management team will review, assess and take corrective action, where appropriate, in the areas of project management, risk management and quality assurance. Supplier agrees it will actively participate on this team and share information with the team as required.


31.0     Cataclysmic Marketplace Event

         31.1 Except as otherwise expressly agreed by the parties in writing, the parties agree that nothing contained in the clause "Cataclysmic Marketplace Event" in the Agreement shall affect or limit the rights and obligations of either party under this Amendment.


32.0     Other Terms and Conditions

         32.1 When not inconsistent with the clause "Engineering Changes" in the Agreement, Company shall issue EC/CAR in writing to notify Supplier of unsatisfactory conditions or performance of Material which Company believes requires a change in the design, manufacturing process or installation and engineering instructions. Supplier shall provide a written acknowledgment to Company within ten (10) working days stating that Supplier has received and will act on the EC/CAR. Supplier shall provide a written final report to each EC/CAR within ninety (90) days or for design related conditions within 120 days of receipt of such EC/CAR. This report shall include a plan for resolving the EC/CAR and an estimated schedule for implementing the plan. To the extent not inconsistent with this Amendment, Supplier agrees to administer EC/CAR in accordance with Bellcore Technical Reference TR-EOP-000230, Guidelines for Engineering Complaints and Operational Trouble Reports. Nothing herein shall limit Supplier's obligations under the clauses entitled "Engineering Changes" and "Warranty" of the Agreement, as modified by this Amendment.

         32.2 The clause "Insignia" in the Agreement is amended to add the following, "Material rejected or not purchased by Company which utilized such Insignia shall have all such Insignia removed prior to any sale, use or disposition thereof. Supplier agrees to indemnify and hold Company harmless from any claim, loss or damage arising out of Supplier's failure to do so."

         32.3 Subsection (c) of the clause "Marking" in the Agreement is amended as follows, "(c) markings in accordance with the requirements outlined in
Technical   Reference   52001,   dated  October  1985  and  Bellcore   Documents
#TR-STS-000485,  TR-STS-000383,  TR-ISD-000325,  TR-TSY-000081, and KS-23490, as
amended from time to time."

         32.4 The clause "Packing" in the Agreement is hereby amended to insert in the first line "[*************]" after the word "Supplier" and to insert the following two (2) sentences after the first sentence:
"[***************************

********************************************************************************
*******************************************].  Electrostatic  Shielded Packaging
is defined herein as packaging that meets the applicable requirements for "ELECTROSTATIC SHIELDING TYPE" packaging as prescribed in Electronic Industries Association (EIA) Interim Standard IS-5-A ("Packaging Material Standards for ESD Sensitive Items")."

         32.5     The first paragraph of Appendix F is hereby amended to state:

         Supplier agrees to perform and administer all "Product Changes" in accordance with Bell Communications Research Technical Reference No. TR-EOP-000209, Issue 5, titled "Guideline for Product Change Notices", which is incorporated herein by reference, except as stated in (a) and
         (b) below:

                           (a) The last sentence under 3.01 is changed to read, "Suppliers are obligated to announce such Product Changes to their Products throughout the life of the Product."

                           (b) The third and  fourth  sentences  under  8.01 are
                  changed to read, "In most cases the PIC stock should be used for the rotational seed stock. In unusual situations, the Supplier may provide a seed stock."

         32.6 The second sentence in the first paragraph of the clause "Repairs Not Covered Under Warranty" in the Agreement is amended as follows:

         Material to be repaired under this clause will be returned to a location designated by Supplier, and unless otherwise agreed upon by Supplier and Company, Supplier shall ship the repaired Material which meets the specifications within an average of [*************] of receipt of the defective or non-conforming Material or replace such Material within and average of [*********], with shipment and risk of loss to Supplier.

         32.7 The clause "Storage of Paid for Stock" in the Agreement is hereby amended as follows:

         (a) the first sentence shall state, "All Material invoiced to Company in accordance with the INVOICING FOR STOCK clause shall be marked conspicuously as Company's property, and safely stored by Supplier separately from other material stocks, without charge to Company for a period of [***************], and shall be shipped out as ordered by Company, except as provided in Section 18.5."

         (b) the third sentence shall state, "Beyond the [*********], charges to Company shall be mutually agreed to."

         32.8 The last sentence of the second paragraph of the clause "Technical Support" in the Agreement is amended as follows, "After the [*************] period, and for a period of [**************] after the expiration of this Agreement, charges for field service technical support via telephone or on site, will be as shown in Attachment G." The following paragraph shall be added to this clause "Technical Support":

         If requested, Supplier agrees to provide on-site support [***********] to Company (i) for the Beta Test and first service application of Material in geographic areas defined by Company, and (ii) for the first service application of each new release. Otherwise, technical support shall be billable at Supplier's then current rates.

         32.9 The last  sentence  of the clause  "Title and Risk of Loss" in the
Agreement is amended to delete,  "....and risk of loss and damages shall pass to
Company."

         32.10 Notwithstanding anything contained in the clause "Bar Code Shipping and Receiving Labels" in the Agreement to the contrary, Supplier agrees to abide by and meet the requirements of the "Telecommunications Industry Forum
(TCIF)" and Bell Atlantic's "Packaging, Packing, Palletization and Marking Requirements" specifications as defined below. If requested by Company, Supplier further agrees to meet with Company quarterly, at Company's warehouse locations, to review all non-compliance issues and to agree upon a written schedule to cure such instances of non-compliance.

         (a) The following Telecommunications Industry Forum (TCIF) specifications:

                  1. Shipping and Receiving Transaction Bar Code Label specification, BC/93-001;

                  2.  Implementation  Guideline to Package Labeling, BC/93-002;

                  3.  Product Package Label Specification, BC/89-003;

                  4. Guideline for Identification and Bar Code labeling of Cable Reels (8/91), if applicable; and

         (b) Bell Atlantic specification: Packaging, Packing, Palletization and Marking Requirements, specification SR-NWT-002759.

         32.11 The following provision shall apply to transaction conducted under this Amendment in lieu of the clause "Force Majuere" in the Agreement:

         Neither of the parties shall be held responsible for any delay or failure in performance hereunder caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, acts of God or by the public enemy or other similar causes beyond such party's control. However, Supplier's delay or failure to perform shall not be excused by a default of any of its subcontractors or suppliers unless such default arises out of causes beyond the control of both the Supplier and its subcontractor or supplier and without the fault or negligence of either of them, and unless the supplies or services to be furnished by such subcontractor or supplier are not obtainable from other sources. If such contingency occurs, the party injured by the other's inability to perform may elect to: (a) terminate this Amendment or part thereof as to Material or Services not already received; (b) suspend this Amendment for the duration of the delaying cause, buy or sell elsewhere Material and/or Services to be bought or sold hereunder, and deduct from any commitment the quantity bought or sold for which commitments have been made elsewhere; or (c) resume performance hereunder once the delaying cause ceases with an option in the injured party to extend the period, hereunder up to the length of time the contingency endured. Unless written notice is given within thirty (30) days after such injured party is apprised of the contingency, (c) shall be deemed selected.

         32.12 (a) Supplier represents and warrants that, where applicable, all products and Materials provided hereunder will be packaged, labeled, handled and shipped in accordance with all applicable federal, state, county and local laws, rules, regulations, orders and other lawfully mandated requirements. This obligation shall include but not be limited to compliance with the following:

         (i) all product labeling and other requirements imposed by the New Jersey Worker and Community Right-to-Know Act, N.J.S.A. 34:5A-1, et. seq., and all regulations adopted pursuant thereto;

         (ii) all product labeling and other requirements imposed by the Occupational Safety and Health Act of 1970 (OSHA), as amended, and all regulations adopted pursuant thereto, including the Hazard Communication Standard regulations;

         (iii) all requirements of the Hazardous Material Transportation Act, the Toxic Substance Control Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act (FIFRA) and the New Jersey Pesticide Control Code (N.J.A.C. 7:30).

         (b) All unit packages or other substances which must be disclosed under applicable law must bear a label indicating the following:

                  (i)  name of the product;

                  (ii) chemical name and Chemical Abstracts Service (CAS) number of the five (5) most predominant substances in a container, whether they are hazardous or nonhazardous;

                  (iii)   chemical   name  and  CAS  number  for  all  hazardous
         substances constituting greater than one percent (1%) of the product (or greater than 0.1% for carcinogens, mutagens, and teratogens);

                  (iv)  appropriate hazard warnings; and,

                  (v) the name and address of the manufacturer, importer, or other responsible party.

         (c) The label must be a sign, emblem or sticker of durable nature affixed to or stenciled onto a container. Labels must be in English, easy to read, not obscured, and prominently displayed on the unit package.

         (d) In addition, Supplier agrees to furnish Company on or before the date of delivery of Material, and thereafter upon request of Company, a copy of the applicable Material Safety Data Sheet(s) (MSDS) for all Material provided hereunder, in accordance with the OSHA requirements cited above. In the event of any change in the composition of the Material during the course of the Agreement, Supplier shall provide Company an updated MSDS and Supplier must update the product label accordingly.

         (e) Supplier agrees to defend, indemnify and hold harmless Company for any loss, damage, penalty, fine or liability (including any costs and attorney's fees) sustained because of Supplier's noncompliance with the provisions of this
Section 32.12.

         32.13 The clause "Infringement" of the Agreement is hereby amended to add the following paragraph:

                  If the use and/or sale of such Material is enjoined, Supplier shall. at its own expense and option, procure for Company the right to continue using or reselling Material, or replace the infringing Material or part thereof with substantially equivalent Material or parts free of infringement, or modify the Material or parts thereof so that they will be free of infringement, or remove infringing Material in its entirety and refund to Company the full Material purchase price and the costs associated with removal and transportation of such Material.

         32.14 If requested by Company, Supplier will to the best of its ability provide information and assistance required in the planning, conduct and research associated with regulatory matters in connection with the Material to be furnished hereunder.

         32.15 "Interconnect Information" is that non-proprietary technical information necessary to comply with those FCC requirements designed to provide Company's customers a functional interface with the Material supplied by
Supplier hereunder. For a period of ten (10) years after providing such Material, Supplier shall, upon request, provide to Company Interconnect Information.


33.0     Confidentiality and Non-Disclosure

         33.1 The parties hereby reaffirm the validity of the Non-Disclosure Agreement dated July 25, 1995 between Supplier and Company's predecessor-in-interest, AT&T Corp. (the "Non-Disclosure Agreement"). For purposes of this Amendment, the term "INFORMATION" (as defined in the Non-Disclosure Agreement) shall also include the FSN Agreement (including, without limitation, the General Purchase Agreement between Bell Atlantic and Company) and any other information provided to Supplier, in any form or medium, which is the confidential and/or proprietary information of Company or Bell Atlantic. Notwithstanding anything contained in Paragraph 1 of the Non-Disclosure Agreement to the contrary, Supplier agrees to hold the FSN
Agreement in confidence, shall use the FSN Agreement only for the purpose of performing Supplier's obligations and duties under this Amendment and shall not disclose the FSN Agreement to any third party without prior written approval of the Company and Bell Atlantic, [****************************************
******************************************************************************].
All other terms and conditions of the Non-Disclosure Agreement shall remain in full force and effect.

34.0     Counterparts

         34.1 This Amendment may be executed in two or more counterparts, and by each party on the same or different counterparts, but all of such counterparts shall together constitute one and the same instrument and agreement of the parties hereto.


         IN WITNESS WHEREOF, Company and Supplier have executed this Amendment by their authorized representatives.


BROADBAND TECHNOLOGIES, INC.                LUCENT TECHNOLOGIES INC.


By: /s/ Salim A.L. Bhatia           By: /s/ Gerald J. Butters

Name (Print):  Salim A.L. Bhatia    Name (Print): Gerald J. Butters

Title: President & CEO              Title: President, North American Region

Date: July 16, 1996                 Date: July 16, 1996

                                    EXHIBIT A

                                Escrow Agreement








                            ["INTENTIONALLY DELETED"]

                                    EXHIBIT B

                                     Pricing








                                  See Attached.

                                    EXHIBIT B

                        BBT PRICING FOR BELL ATLANTIC FSN

- ----------------------------------------------------------------------------------------------------------------------------------
                  BBT
     AT&T       PRODUCT                                                                                  UNIT OF            UNIT
    COMCODE     NUMBER                                   BBT PRODUCTION DESCRIPTION                      MEASURE            PRICE
- ----------------------------------------------------------------------------------------------------------------------------------
                                                               [************]
      TBD         TBD     [****************************************]                                 [*************]  [*********]
      TBD         TBD     [***********************************************]                          [*************]  [*********]
      TBD         TBD     [**********************************************************************]   [*************]  [*********]
      TBD         TBD     [*******************************************************************]      [*************]  [*********]
      TBD         TBD     [***********************************************************************]  [*************]  [*********]
      TBD         TBD     [*****************************************************************]        [*************]  [*********]
      TBD         TBD     [****************************************************]                     [*************]  [*********]

                                                         [************************]
      TBD         TBD     [**************************************************************]           [*************]  [*********]
      TBD         TBD     [****************************]                                            [**************]  [*********]

                                                            [******************]
      TBD         TBD     [*****]                                                                         [****]      [******]
      TBD         TBD     [********************]                                                          [****]      [*******]
      TBD         TBD     [********************]                                                          [****]      [*******]

- ----------------------------------------------------------------------------------------------------------------------------------













                           [******************************************]

                                     BBT PRICING FOR BELL ATLANTIC FSN

- ------------------------------------------------------------------------------------------------------------------------------------
                      BBT
      AT&T          PRODUCT                                                                            UNIT OF              UNIT
     COMCODE        NUMBER                                  BBT PRODUCTION DESCRIPTION                 MEASURE             PRICE
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                  [************]
  [***********]   [*********]  [****************]                                                  [*************]      [*****]
  [***********] [************] [******************]                                                [*************]      [*********]

                                                            [************************]
      [***]          [***]     [****************************]                                                           [*********]
  [***********] [************] [*************************]                                        [***************]     [*********]
  [***********] [************] [***************************]                                      [***************]     [*********]
  [***********]   [*********]  [*************]                                                     [*************]      [*****]

- ------------------------------------------------------------------------------------------------------------------------------------

























                           ***************************************

                                     BBT PRICING FOR BELL ATLANTIC FSN

- ---------------------------------------------------------------------------------------------------------------------------------
                      BBT
      AT&T          PRODUCT                                                                 UNIT OF                 UNIT
     COMCODE        NUMBER                                 BBT PRODUCTION DESCRIPTION       MEASURE                PRICE
- ---------------------------------------------------------------------------------------------------------------------------------
                                                             [*********************]
  [**********]    [********]  [*******************]                                         [****]           [*********]
  [***********]   [********]  [****************************]                                [****]           [*******]
  [***********]   [********]  [**********************]                                      [****]           [*******]
  [***********]   [********]  [**********************]                                      [****]           [*******]
  [***********]   [********]  [****************************]                                [****]           [******]
  [***********]   [********]  [*********************]                                       [****]           [******]
  [***********]   [********]  [*********************]                                       [****]           [******]
  [***********]   [********]  [*******************************]                             [****]           [******]
  [***********]   [********]  [*******************************]                             [****]           [******]

                                                              [******************]
  [***********]   [********]  [***************************]                                 [****]           [*********]
  [***********]   [********]  [************************************]                        [****]           [*********]
  [***********]   [********]  [*****************************]                               [****]           [*********]
  [***********]   [********]  [********************************]                            [****]           [*********]
      [***]       [********]  [********************************]                            [****]           [*********]
  [***********]   [********]  [***********************************]                         [****]           [*********]
  [***********]   [********]  [*********************************]                           [****]           [*********]
  [***********]   [********]  [*********************************]                           [****]           [*********]
  [***********]   [********]  [******************************]                              [****]           [*********]
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                           [******************]
  [***********]         [********]       [*****************************]            [****]           [******]
  [***********]         [********]       [*****************************]            [****]           [*******]
  [***********]         [********]       [***********************************]      [****]           [*******]
  [***********]         [********]       [***********************************]      [****]           [*******]
  [***********]         [********]       [******************************]           [****]           [*******]
  [***********]         [********]       [******************************]           [****]           [*******]
  [***********]         [********]       [*************************]                [****]           [******]
  [***********]         [********]       [*****************************]            [****]           [******]
  [***********]         [********]       [*****************************]            [****]           [******]

- ----------------------------------------------------------------------------------------------------------------------------------

                           ***********************************

                                    EXHIBIT C

                      [***********************************]








                                  See Attached.

               [****************************************] ________



                                      1996


                        [*******************************]




[***********************************************************************
***********
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************

         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************

         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******************************************************************
         ******]

                                    EXHIBIT D

                            Nonconformance Provisions








                                  See Attached.

                                    EXHIBIT D


                                                             DELIVERY                   [***********        [*****   [***********
                                                                DATE                       ********]            ***]       *******]

[**********]                  [****]            [******************************]            [***]          [***]         [***]
[*************************************************************************]


[***********]                 [****]             [*******]                                [********]       [*******]    [**********]
                              [****]             [*******]                                [********]       [*******]    [**********]

[*******************************]


[*************]               [****]             [********]                               [********]       [******]     [**********]
                              [****]             [********]                                [*******]       [******]     [**********]
                              [***]              [********]                                [*******]       [******]     [**********]

[**********************************]


[**************]              [***]              [****************]                       [********]       [*******]    [**********]
[***********]                 [***]              [*******]                                [********]       [*******]    [**********]


[***********]                 [************      [****************************]              [***]
                              *]
                              [****]             [*********************]                   [*******]       [*******]    [**********]
                              [*****]            [***************************]             [*******]       [*******]    [**********]
                              [****]             [*******]                                 [*******]       [*******]    [**********]
                              [***]              [*******]                                 [*******]       [*******]    [**********]

[****************************************************************************]


[***********]                 [****]             [*******]                                 [*******]       [*******]    [**********]
                              [*****]            [*******]                                 [*******]       [*******]    [**********]
                              [****]             [*******]                                 [*******]       [*******]    [**********]
                              [***]              [*******]                                 [*******]       [*******]    [**********]

[*****************************************************************************************]


[**************]              [****]             [*******]                                 [*******]       [*******]    [**********]


                                       49






                              [****]             [*******]                                [********]       [*******]    [**********]
                              [***]              [*******]                                [********]       [*******]    [**********]

[**********************************]


[***********]                 [****]             [*******]                                [********]       [*******]    [**********]
                              [****]             [********]                                [*******]       [*******]    [**********]
                              [***]              [********]                                [*******]       [*******]    [**********]

[*****************************************************************************************************]


[************]                [****]             [********]                                [*******]       [*******]    [**********]
                              [****]             [********]                                [*******]       [*******]    [**********]
                              [***]              [********]                                [*******]       [*******]    [**********]

[*********************************************************]



NOTES:
[*]      [*******************************************************************************]
[**]     [****************************************************************]
         [****************************************************************************]
         [**********************************************]
         [***************************************]
         [*******************************]
         [*******************************]
         [********************************************************************]
[**]     [******************************************************************************************************************]
[**]     [**************************************************************************************************************************
         **********************************************************************************************************************]
[**]     [******************************************************************************************************************]
[**]     [*************************]
         [****]   [*****************************************************************************************************************
                  ***************************************]
         [***********************************************]
         [***]    [*****************************************************************************************************************
                  *****************************************************************************************************************]
[**]     [*********************************************************************************************]
[**]     [*************************************************************]
         [*********************************************************]
         [**]     [***********************************************************************************]
                           [***********************************]
                           [**********************************************************************]
                           [******************************************************]

                  [***********************************************************************************************]
                           [***********************************************************]
                           [*****************************************************]
                           [**************************************************]

                  [*****************************************************************************************************************
                  ******************************************************************************************************************
                  ******************************************************************************************************************
                  ******************************************************************************************************************
                  ******************************************************************************************************************
                  *****************************************************************************************************************]
                  [******************************************************************************]

                  [*****************************************************************************************************************
                  *******************************************************************************************************

         [**]     [*****************************************************************************************************************
                  ************************************************************************************************]

                                       51



         [**]     [*****************************************************************************************************************
                  ******************************************************************************************************************
                  *************]
         [**]     [*****************************************************************************************************************
                  ******************************************************************************************************************
                  ******************************************************************************************************]
[**]     [**************************************************************************************************************************
         ******************************************************************************************]

